(10)(a) Agreement of Joint Venture of Casabella Associates dated September 27, 1990 (filed as Exhibit (10)(f) to the Form 10-K of Berry and Boyle Development Partners for the year ended December 31, 1990, and incorporated herein by reference).

(10)(b)       Property Management Agreement between Canyon View East Joint
              Venture and   L'Auberge Communities Inc. dated May 15, 1996.

(10)(c) Property Management Agreement between Pines on Cheyenne Creek Joint Venture and Berry and Boyle Residential Services dated August 1, 1990 (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(d) Documents pertaining to the $3,252,000 permanent loan for The Pines on Cheyenne Creek Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(e) Documents pertaining to the $4,000,000 permanent loan for the Canyon View East Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(f) Documents pertaining to the $2,940,000 permanent loan for the Mariposa Joint Venture (included as an exhibit to the Partnership's Form 10-K for the year ended December 31, 1990, and incorporated herein by reference).

(10)(g) Documents pertaining to the $7,300,000 permanent loan for the Casabella Joint Venture filed as an exhibit to the Annual Report on Form 10K for the year ended December 31, 1992 for Berry and Boyle Development Partners III and incorporated herein by reference.

(10)(h) Property Management Agreement regarding Casabella between Casabella Associates and L'Auberge Communities Inc. dated November 1, 1996.

(10)(i) First Amendment to Joint Venture Agreement of L'Auberge Cheyenne Creek Joint Venture and Related Assignment of Joint Venture Interest.

(10)(j)       Agreement regarding Mariposa Joint Venture.

(10)(k)       Agreement regarding Casabella Joint Venture.

(27)          Financial Data Schedule